UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2025

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, BrightSpring Health Services, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of the Company’s common stock were entitled to one vote per share held as of the close of business on March 31, 2025 (the “Record Date”). A total of 156,536,167 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 90% percent of the voting power of the Company’s common stock as of the Record Date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 18, 2025.

Item 1 – Election of two Class I directors for a term of office expiring on the date of the annual meeting of stockholders in 2028 and until their respective successors have been duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Johnny Kim	120,738,622	34,163,168	1,634,377
Timothy A. Wicks	148,129,126	6,772,664	1,634,377

Item 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTE
156,488,445	5,029	42,693	0

Item 3 – Advisory, non-binding vote on the compensation of executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTE
154,241,634	621,568	38,588	1,634,377

Item 4 – Advisory, non-binding vote on the frequency of the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Votes ABSTAINED	BROKER NON-VOTE
154,714,870	109,729	42,540	34,651	1,634,377

Based on the foregoing votes, Johnny Kim and Timothy A. Wicks were elected as Class I directors and Items 2 and 3 were approved. With respect to Item 4, based on this result and in accordance with the previous recommendation of the Company’s board of directors, the Company will hold an advisory vote on executive compensation annually until the next required vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	June 3, 2025	By:	/s/ Jennifer Phipps
		Name: Title:	Jennifer Phipps Executive Vice President and Chief Financial Officer